Exhibit 10.6(A)





January 1, 1995


Mr. Donald H. DeMeuse
Fort Howard Corporation
1919 South Broadway
Green Bay, WI  54304



Dear Mr. DeMeuse:

Reference is made to that certain Letter Agreement dated October 15, 1993 (the "Letter Agreement") between Donald H. DeMeuse ("you" or the "Executive") and Fort Howard Corporation, a Delaware corporation (the "Company").

1.   Amendments
     ----------

          (a) Section 1 of the Letter Agreement is hereby amended in full to read as follows:

          "This Agreement shall commence as of October 15, 1993 and shall continue in effect until December 31, 1997; provided, however, that
                                                      --------  -------
          the term of this Agreement shall automatically be extended without further action by either party for additional one year periods unless, not later than six months prior to the end of the then effective term, either the Company or the Executive shall have given written notice that such party does not intend to extend this Agreement. The duration of the initial term and any subsequent extension is hereinafter referred to as the "Term."

          (b) The proviso in the first sentence of Section 3(i) is hereby amended in full to read as follows:

          "; provided, however, that your base salary at no time be less than
             --------  -------
          your base salary as of January 1, 1995."

          (c) Except as amended hereby, the Letter Agreement remains in full force and effect and is hereby ratified in all respects.

2.   Governing Law.  This Amendment shall be governed by the laws of the State
     -------------
of New York.

Mr. Donald H. DeMeuse
Page 2
January 1, 1995


If this Amendment sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this Amendment which will then constitute our agreement on this subject.

                              Sincerely,

                              FORT HOWARD CORPORATION



                              By: /s/ James W. Nellen II
                                  ----------------------
                                   Name: James W. Nellen II
                                   Title: Vice President

Agreed to this 22nd day
               ----
of December, 1994.
   --------     -



/s/ Donald H. DeMeuse
- ---------------------
Donald H. DeMeuse

January 1, 1995


Mr. Michael T. Riordan
Fort Howard Corporation
1919 South Broadway
Green Bay, WI  54304



Dear Mr. Riordan:

Reference is made to that certain Letter Agreement dated October 15, 1993 (the "Letter Agreement") between Michael T. Riordan ("you" or the "Executive") and Fort Howard Corporation, a Delaware corporation (the "Company").

1.   Amendments
     ----------

          (a) Section 1 of the Letter Agreement is hereby amended in full to read as follows:

          "This Agreement shall commence as of October 15, 1993 and shall continue in effect until December 31, 1997; provided, however, that
                                                      --------  -------
          the term of this Agreement shall automatically be extended without further action by either party for additional one year periods unless, not later than six months prior to the end of the then effective term, either the Company or the Executive shall have given written notice that such party does not intend to extend this Agreement. The duration of the initial term and any subsequent extension is hereinafter referred to as the "Term."

          (b) The proviso in the first sentence of Section 3(i) is hereby amended in full to read as follows:

          "; provided, however, that your base salary at no time be less than
             --------  -------
          your base salary as of January 1, 1995."

          (c) Except as amended hereby, the Letter Agreement remains in full force and effect and is hereby ratified in all respects.

2.   Governing Law.  This Amendment shall be governed by the laws of the State
     -------------
of New York.

Mr. Michael T. Riordan
Page 2
January 1, 1995


If this Amendment sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this Amendment which will then constitute our agreement on this subject.

                              Sincerely,

                              FORT HOWARD CORPORATION



                              By: /s/ Donald H. DeMeuse
                                  --------------------------
                                   Name:  Donald H. DeMeuse
                                   Title: Chief Executive Officer

Agreed to this 30th day
               ----
of December, 1994.
   --------     -



/s/ Michael T. Riordan
- -------------------------
Michael T. Riordan

January 1, 1995


Ms. Kathleen J. Hempel
Fort Howard Corporation
1919 South Broadway
Green Bay, WI  54304



Dear Ms. Hempel:

Reference is made to that certain Letter Agreement dated October 15, 1993 (the "Letter Agreement") between Kathleen J. Hempel ("you" or the "Executive") and Fort Howard Corporation, a Delaware corporation (the "Company").

1.   Amendments
     ----------

          (a) Section 1 of the Letter Agreement is hereby amended in full to read as follows:

          "This Agreement shall commence as of October 15, 1993 and shall continue in effect until December 31, 1997; provided, however, that
                                                      --------  -------
          the term of this Agreement shall automatically be extended without further action by either party for additional one year periods unless, not later than six months prior to the end of the then effective term, either the Company or the Executive shall have given written notice that such party does not intend to extend this Agreement. The duration of the initial term and any subsequent extension is hereinafter referred to as the "Term."

          (b) The proviso in the first sentence of Section 3(i) is hereby amended in full to read as follows:

          "; provided, however, that your base salary at no time be less than
             --------  -------
          your base salary as of January 1, 1995."

          (c) Except as amended hereby, the Letter Agreement remains in full force and effect and is hereby ratified in all respects.

2.   Governing Law.  This Amendment shall be governed by the laws of the State
     -------------
of New York.

Ms. Kathleen J. Hempel
Page 2
January 1, 1995


If this Amendment sets forth our agreement on the subject matter hereof, kindly sign and return to the Company the enclosed copy of this Amendment which will then constitute our agreement on this subject.

                              Sincerely,

                              FORT HOWARD CORPORATION



                              By: /s/ Donald H. DeMeuse
                                  --------------------------
                                   Name:  Donald H. DeMeuse
                                   Title: Chairman and
                                          Chief Executive Officer

Agreed to this 29th day
               ----
of December, 1994.
   --------     -



/s/ Kathleen J. Hempel
- -------------------------
Kathleen J. Hempel